Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Boingo Wireless to be Acquired by Digital Colony

Boingo Shareholders to Receive $14.00 per share in Cash Transaction
Valued at Approximately $854 Million

Leading Digital Infrastructure Investment Firm, Digital Colony,
Uniquely Positioned to Continue Investing in Boingo’s Diverse Network

Boingo to Become a Privately Held Company Upon Completion of Transaction

LOS ANGELES – March 1, 2021 – Boingo Wireless, Inc. (“Boingo” or “the Company”) (NASDAQ: WIFI), the leading distributed antenna system (“DAS”) and Wi-Fi provider that serves carriers, consumers, property owners and advertisers worldwide, announced today that it has entered into a definitive agreement and plan of merger to be acquired by an affiliate of Digital Colony Management, LLC (“Digital Colony”). Upon completion of the transaction, Boingo will transition from a public company to a privately held company.

Under the terms of the agreement, which has been unanimously approved by Boingo’s Board of Directors, Digital Colony will acquire all the outstanding shares of Boingo common stock for $14.00 per share in cash through a merger, in a transaction valued at approximately $854 million, including the assumption of $199 million of Boingo’s net debt obligations. The acquisition price represents a 23% premium to Boingo’s closing price of $11.40 on February 26, 2021.

“We are pleased to have reached this agreement with Digital Colony, which will deliver significant and immediate value to Boingo’s stockholders and concludes a robust strategic review process undertaken by Boingo over the past year,” said Mike Finley, Chief Executive Officer of Boingo Wireless. “We believe Digital Colony’s expertise owning and operating digital infrastructure businesses, combined with its relationships, resources and access to long-term, private capital markets, will provide greater flexibility for Boingo to continue advancing its business strategy.”

Warren Roll, Managing Director of Digital Colony, added, “Boingo is a leader in indoor wireless infrastructure, operating networks that serve a large and growing addressable market. We look forward to working with the experienced Boingo team as they continue to develop and deploy reliable networks serving their diverse set of high-quality customers.”

The transaction, which is subject to the receipt of Boingo shareholder approval, regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2021.

TAP Advisors is serving as exclusive financial advisor and provided a fairness opinion to Boingo’s Board of Directors in connection with the transaction and Gunderson Dettmer is serving as legal counsel. Credit Suisse is acting as lead financial advisor and Truist Securities Inc. is acting as co-financial advisor to Digital Colony in connection with the transaction. Debt financing for the transaction is being led by Truist Securities Inc. along with Joint Lead Arrangers and Joint Bookrunners TD Securities and CIT. Simpson Thacher is serving as legal advisor to Digital Colony.

For further information regarding all terms and conditions contained in the definitive agreement, please see the Form 8-K the Company will file with the SEC in connection with this transaction.

Full Year 2020 Financial Results

In connection with the proposed transaction, Boingo has canceled its conference call to discuss the Company’s full year 2020 results, previously scheduled for March 1, 2021 at 4:30 PM Eastern Time. The Company expects to file its Annual Report on Form 10-K for the year ended December 31, 2020 on March 1, 2021.

About Boingo Wireless

Boingo Wireless, Inc. (NASDAQ: WIFI) helps the world stay connected. Our vast footprint of DAS, Wi-Fi and small cells reaches more than a billion people annually, making Boingo one of the largest providers of indoor wireless networks. You’ll find Boingo connecting people and things at airports, stadiums, military bases, convention centers, multifamily communities, and commercial properties. To learn more about the Boingo story, visit www.boingo.com.

About Digital Colony

Digital Colony is a leading digital infrastructure investment firm with over US$30 billion in assets under management. Launched in 2017 by Digital Bridge and Colony Capital, Digital Colony brings together Digital Bridge’s industry, operational and investment expertise, and Colony Capital’s (NYSE: CLNY) global operating platform and capital markets access. Digital Colony is a leading investor, owner and operator enabling the next generation of mobile and internet connectivity through investments in mission-critical infrastructure around the globe. The firm is headquartered in Boca Raton with offices in New York, Los Angeles, London and Singapore, and has over 90 investment and operating professionals. For more information, please visit www.digitalcolony.com.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.boingo.com/financials/sec-filings/default.aspx) or by writing to the Company’s Secretary at 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2020. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking statements" that involves risks, uncertainties and assumptions. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. These forward-looking statements include, without limitation, the statements made concerning the Company’s intent to consummate the transaction. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. Since forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated as a result of buyer’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the buyer to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Forms 10-K for its fiscal year ended December 31, 2020 to be filed with the SEC on March 1, 2021. The Company assumes no obligation and does not intend to update these forward-looking statements. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Boingo, Boingo Wi-Finder, Boingo Broadband, and the Boingo Wireless Logo are registered trademarks of Boingo Wireless, Inc. All other trademarks are the properties of their respective owners.

CONTACTS:

For Boingo:

Media:

Melissa Robinson

Vice President, Marketing & Communications

mrobinson@boingo.com

(818) 321-7234

Investors:

Kimberly Orlando / Ariel Papermaster

ADDO Investor Relations

investors@boingo.com

(310) 829-5400

For Digital Colony:

Jon Keehner / Julie Hamilton

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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